Thornburg
Value Fund
February 1, 2011

Class R3: TVRFX	Class R4: TVIRX	Class R5: TVRRX
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2011, are incorporated by reference into this Summary Prospectus.

Investment Goal
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

	Class R3	Class R4	Class R5
Maximum Sales Charge (Load)	none	none	none
Imposed on Purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	none	none	none
(as a percentage of redemption proceeds or original purchase price, whichever is lower)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class R3		Class R4	Class R5
Management Fees	0.74%		0.74%	0.74%
Distribution and Service (12b-1) Fees	0.50%		0.25%	0.00%
Other Expenses(1)	0.42%		0.50%	0.38%

Total Annual Fund Operating Expenses	1.66%	(2)	1.49%	1.12%
Fee Waiver/Expense Reimbursement(3)	(0.31)%		(0.24)%	(0.13)%

Total Annual Fund Operating	1.35%		1.25%	0.99%
Expenses After Fee Waiver/Expense Reimbursement

(1)	A portion of the Fund’s expenses may be used to pay third parties that provide administrative and recordkeeping services to retire- ment accounts invested in the Fund.

(2)	Restated to reflect current fees.

(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4 and Class R5 expenses do not exceed the Total Annual Fund Operating Expenses shown in the last line of this table. The agreement to waive fees and reimburse expenses may be terminated by the Fund at any time, but may not be terminated by Thornburg before February 1, 2012, unless Thornburg ceases to be the investment advisor of the Fund prior to that date.

Example. This Example is intended to help you compare the cost of investing in Value Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$137	$493	$873	$1,939
Class R4 Shares	$127	$447	$790	$1,759
Class R5 Shares	$101	$343	$604	$1,352
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72.75% of the average value of its portfolio.
Principal Investment Strategies
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), offer prospects for meeting the Fund’s investment goals.
Thornburg intends to invest on an opportunistic basis where the Fund’s portfolio managers believe intrinsic value is not recognized by the marketplace. The Fund seeks to identify value in a broad or different context by investing in a diversified portfolio of stocks classified as basic values, consistent earners, and emerging franchises, when the portfolio managers believe these issues are value priced. The relative proportions of securities invested in each of those categories will vary over time. The Fund seeks to invest in promising companies, and may invest in stocks that reflect unfavorable market perceptions of the company or industry fundamentals. The Fund may invest in companies of any size, but invests primarily in the large and middle capitalization range of publicly traded companies.
Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Value, for purposes of the Fund’s selection criteria, may consider both current and projected measures. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•	profitability	•	undervalued assets
•	price/earnings ratio	•	earnings growth potential
•	price/book value ratio	•	industry growth characteristics
•	price/cash flow ratio	•	industry leadership
•	debt/capital ratio	•	franchise value

•	dividend characteristics	•	potential for favorable developments
•	security and consistency of revenues	•	EBIT (earnings before interest and taxes)/interest expense ratio
•	EV (enterprise value)/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio
The Fund classifies its equity investments in the following three categories:
Basic Value: Companies which, in Thornburg’s opinion, are financially sound with well established businesses selling at low valuations relative to the companies’ net assets or potential earning power.
Consistent Earner: Companies which normally exhibit steady earnings growth, cashflow characteristics and/or dividend growth. These companies may have above average profitability measures and normally sell at above average valuations.
Emerging Franchises: Companies which, in Thornburg’s opinion, are in the process of establishing a leading position in a product, service or market with the potential to grow at an above average rate. Under normal conditions, the proportion of the Fund invested in this category will be lower than the other categories.
The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars (which could include developing countries).
Debt obligations may be considered for investment if Thornburg believes them to be more attractive than equity alternatives, or to manage risk. The Fund may purchase debt obligations of any maturity and of any quality.
Principal Investment Risks
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.
Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.
Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.
Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting

2 Thornburg Value Fund • February 1, 2011
For the Fund’s Prospectus or SAI, visit www.thornburg.com/download the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.
Smaller Company Risk – Investments in smaller companies may involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling the investments.
Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in developing countries.
Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated debt obligation to pay principal and interest when due is typically less certain than for an issuer of a higher rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher rated debt obligations to default, to ratings downgrades, and to liquidity risk.
Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term debt obligations. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.
Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments promptly, or may only be able to sell investments at less than desired prices.
Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 30 of the Prospectus.
Past Performance of the Fund
The following information provides some indication of the risks of investing in Value Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares have been different in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to the Standard & Poor’s 500 Composite Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2010. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class R3 Shares
Highest quarterly results for time period shown: 30.07% (quarter ended 6-30-09).
Lowest quarterly results for time period shown: -22.05%
(quarter ended 12-31-08).
Average Annual Total Returns (periods ended 12-31-10)

			Since
			Inception
Class R3 Shares	1 Year	5 Years	(7-1-03)
Return Before Taxes	9.13%	3.65%	6.30%

Return After Taxes on Distributions	9.07%	2.86%	5.69%

Return After Taxes on Distributions	5.93%	2.88%	5.28%
and Sale of Fund Shares

S&P 500 Index (reflects no deduction	15.06%	2.29%	5.44%
for fees, expenses, or taxes)

		Since
		Inception
Class R4 Shares	1 Year	(2-1-07)
Return Before Taxes	9.25%	-1.47%

S&P 500 Index (reflects no deduction	15.06%	-1.37%
for fees, expenses, or taxes)

			Since
			Inception
Class R5 Shares	1 Year	5 Years	(2-1-05)
Return Before Taxes	9.54%	4.05%	5.41%

S&P 500 Index (reflects no deduction	15.06%	2.29%	3.07%
for fees, expenses, or taxes)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts (such as qualified retirement plans) not subject to federal income tax.
Management
Investment Advisor: Thornburg Investment Management, Inc.
Co-Portfolio Managers:
Edward Maran, CFA, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 2002 and has been one of the persons primarily responsible for management of the Fund since 2006.
Connor Browne, CFA, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 2001 and has been one of the persons primarily responsible for management of the Fund since 2006.

Thornburg Value Fund • February 1, 2011
For the Fund’s Prospectus or SAI, visit www.thornburg.com/download 3

Purchase and Sale of Fund Shares
Eligible employer-sponsored retirement plans wishing to make Class R3, Class R4 or Class R5 shares available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan which makes Class R3, Class R4 or Class R5 shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of Class R3, Class R4 and Class R5 shares, your employer-sponsored retirement plan may establish such minimums. Contact your plan administrator for more information.
Please contact your retirement plan administrator if you wish to sell your Class R3, Class R4 or Class R5 shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.
Tax Information
Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 40 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.
Payments to Broker-Dealers and Other
Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TH2252
4 Thornburg Value Fund • February 1, 2011
For the Fund’s Prospectus or SAI, visit www.thornburg.com/download